                                                                   Exhibit 10.35

================================================================================


                               PURCHASE AGREEMENT

                                     between

           WIRELESS ONE OF NORTH CAROLINA, L.L.C., WAVETEL NC LICENSE
               CORPORATION, WAVETEL, L.L.C. and WAVETEL TN, L.L.C.

                                       and


                          FIXED WIRELESS HOLDINGS, LLC


                            Dated as of June 6, 2005

[*** Confidential Treatment Requested]

================================================================================

                                TABLE OF CONTENTS

Page
----
ARTICLE 1 DEFINITIONS.......................................................   1
ARTICLE 2 PURCHASE AND SALE OF ASSETS.......................................   5
ARTICLE 3 REPRESENTATIONS AND WARRANTIES OF SELLER..........................   6
ARTICLE 4 REPRESENTATIONS AND WARRANTIES OF PURCHASER.......................  11
ARTICLE 5 COVENANTS AND OTHER AGREEMENTS....................................  12
ARTICLE 6 CONDITIONS TO CLOSING.............................................  14
ARTICLE 7 TERMINATION.......................................................  16
ARTICLE 8 SURVIVAL AND REMEDIES.............................................  16
ARTICLE 9 MISCELLANEOUS.....................................................  19

                                    EXHIBITS

Exhibit A-1     BTAs and Licenses

Exhibit A-2     Leases

Exhibit A-3     Assigned Contracts

Exhibit A-4     Equipment

Exhibit B       Form of Instrument of Assignment for Licenses

Exhibit C       Form of Assignment and Assumption for Leases and Assigned Contracts

Exhibit D       Form of Legal Opinion

Exhibit E       Form of Escrow Agreement

Exhibit F       Disclosure Schedule

                               PURCHASE AGREEMENT

      This PURCHASE AGREEMENT, dated as of June 6, 2005 (the "Effective Date"), is among Wireless One of North Carolina, L.L.C., a limited liability company organized under the laws of the State of Delaware, Wavetel NC License Corporation, a corporation organized under the laws of the State of Delaware, Wavetel, L.L.C., a limited liability company organized under the laws of the State of Delaware and Wavetel TN, L.L.C., a limited liability company organized under the laws of the State of Delaware (collectively, the "Seller"), and Fixed Wireless Holdings, LLC, a Delaware limited liability company ("Purchaser"). Seller and Purchaser may be referred to herein as "Parties" or each a "Party."

                                    RECITALS

      A. Seller holds certain assets, including Basic Trading Authorizations ("BTAs") and licenses granted by the FCC authorizing Seller to construct and operate Broadband Radio Service, formerly known as MMDS ("BRS"), channels (the "Seller Channels"), and lease agreements pursuant to which Seller leases the excess capacity on certain channels (the "Leased Channels, and together with the Seller Channels, the "Channels") under certain licenses granted by the FCC authorizing the construction and operation of BRS and Educational Broadband Radio Service ("EBS"), formerly known as Instructional Television Fixed Service.

      B. On and subject to the terms and conditions set forth in this Agreement, Seller desires to sell certain of its assets and assign certain of its liabilities relating to and including BTAs and licenses and leases for BRS and EBS spectrum to Purchaser, and Purchaser desires to purchase such assets and assume such liabilities.

      NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants, conditions and agreements hereinafter set forth, the Parties agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

      As used in this Agreement, the following terms shall have the meanings set forth or referenced below:

      "Affiliate" means, with respect to any Person, any other Person that, directly or indirectly, alone or through one or more intermediaries, controls or is controlled by that Person. For purposes of this definition, "control" (including the terms "controlling" and "controlled") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise.

      "Agreement" means this Purchase Agreement and all Exhibits and Schedules hereto, as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof.

      "Assets" is defined in Section 2.1.

      "Assigned Contracts" is defined in Section 2.1.

      "Assumed Liabilities" is defined in Section 2.3.

      "BRS" is defined in Recital A.

      "BTA" is defined in Recital A.

      "Business Day" means any day, other than a Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business in Seattle, Washington.

      "Channels" is defined in Recital A.

      "Claim" is defined in Section 8.4(a).

      "Closing" is defined in Section 2.6.

      "Closing Date" is defined in Section 2.6.

      "Confidential Information" means any and all information regarding the business, finances, operations, products, services and customers of each party, as applicable, and their respective Affiliates, in written or oral form or in any other medium.

      "Consent-Satisfied Leases" mean the Leases for which consent has been obtained prior to the Closing.

      "Consents" means all consents and approvals of Governmental Authorities or other third parties necessary to authorize, approve or permit the Parties hereto to consummate the Transactions.

      "Damages" means any and all losses, claims, demands, liabilities, obligations, actions, suits, orders, statutory or regulatory compliance requirements, or proceedings asserted by any Person, and all damages, costs, expenses, assessments, judgments, recoveries and deficiencies, including interest, penalties, investigatory expenses, consultants' fees, and reasonable attorneys' fees and costs, of every kind and description, contingent or otherwise that are, except in the case of costs and expenses, finally awarded as a result of such proceeding or are agreed pursuant to a final written settlement agreement.

      "EBS" is defined in Recital A.

      "Effective Date" is defined in the preamble.

      "Excluded Assets" is defined in Section 2.2.

      "Excluded Liabilities" is defined in Section 2.3.

      "FCC" means the Federal Communications Commission or any successor agency thereof.

      "FCC Rules" means Title 47 of the Code of Federal Regulations, as amended at any time and from time to time, and FCC decisions, policies, reports and orders issued pursuant to the adoption of such regulations.

      "Final Order" means an action or decision of the FCC as to which (i) no request for a stay or similar request is pending, no stay is in effect, the action or decision has not been vacated, reversed, set aside, annulled or suspended and any deadline for filing such request that may be designated by statute or regulation has passed, (ii) no petition for rehearing or reconsideration or application for review is pending and the time for the filing of any such petition or application has passed, (iii) the FCC does not have the action or decision under reconsideration on its own motion and the time within which it may effect such reconsideration has passed, and (iv) no appeal is pending including other administrative or judicial review, or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

      "Governmental Authority" means a Federal, state or local court, legislature, governmental agency (including the United States Department of Justice), commission or regulatory or administrative authority or instrumentality.

      "Law" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

      "Leased Channels" is defined in Recital A.

      "Leases" is defined in Section 2.1.

      "Lessor" means the applicable lessor under a Lease.

      "Licenses" is defined in Section 2.1.

      "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest, right of first refusal or right of others therein, or encumbrance of any nature whatsoever in respect of such asset, other than such rights as will be conveyed to the benefit of Purchaser at Closing.

      "Party" or "Parties" is defined in the preamble.

      "Person" means any general partnership, limited partnership, limited liability company, corporation, joint venture, trust, business trust, Governmental Authority, cooperative, association, other entity, or individual, and the heirs, executors, administrators, legal representatives, successors, and assigns of such person as the context may require.

      "Purchase Price" is defined in Section 2.4.

      "Purchaser" is defined in the preamble.

      "Purchaser Indemnified Parties" is defined in Section 8.2.

      "Seller" is defined in the preamble.

      "Seller Channels" is defined in Recital A.

      "Seller Indemnified Parties" is defined in Section 8.3.

      "Seller Licenses" is defined in Section 2.1.

      "Tax" or "Taxes" means any taxes, assessment, duties, fees, levies, imposts, deductions, or withholdings, including income, gross receipts, ad valorem, value added, excise, real or personal property, asset, sales, use, license, payroll, transaction, capital, net worth and franchise taxes, estimated taxes, withholding, employment, social security, workers compensation, utility, severance, production, unemployment compensation, occupation, premium, windfall profits, transfer and gains taxes, or other governmental charges of any nature whatsoever, imposed by any Taxing Authority of any government or country or political subdivision of any country, and any liabilities with respect thereto, including any penalties, additions to tax, fines or interest thereon and includes any liability for Taxes of another person by contract or as a transferee or successor.

      "Tax Return" means any report, return, statement, estimate, declaration, notice, form or other information required to be supplied to a taxing authority in connection with Taxes.

      "Taxing Authority" shall mean the Internal Revenue Service and any other Governmental Authority responsible for the administration of any Tax.

      "Threshold Amount" means that number of Consent-Satisfied Leases for which the aggregate value, when combined with the value of the Licenses for which the condition set forth in Section 6.1(a) has been satisfied, is equal to or greater than thirteen million six hundred thousand dollars ($13,600,000).

      "Tower Leases" means any contract, agreement or arrangement relating to the use by Seller of Towers or other transmission/reception equipment on the Tower Sites.

      "Tower Sites" means any real property, rooftop or other building location used or occupied by Seller with respect to the Licenses or Leases on which Towers used by Seller are located.

      "Towers" means any towers or other "antenna structures" as defined by the FCC in Part 17 of the FCC Rules.

      "Transactions" means the transactions contemplated by this Agreement.

      "Underlying FCC License" is defined in Section 2.1.

                                    ARTICLE 2
                           PURCHASE AND SALE OF ASSETS

      Section 2.1 Purchase and Sale. On the terms and subject to the conditions of this Agreement, at the Closing, Seller shall sell, assign, transfer, convey and deliver to Purchaser or Purchaser's designees, and Purchaser shall purchase from Seller all of Seller's right, title and interest as of the Closing Date in and to the following assets (collectively the "Assets") free and clear of all
Liens:

            (a) The BTAs and licenses granted by the FCC authorizing Seller to construct and operate BRS Channels in certain markets listed on Exhibit A-1 (collectively, the "Seller Licenses");

            (b) The leases pursuant to which Seller leases the spectrum on certain Leased Channels pursuant to FCC licenses granted to the applicable Lessor (the "Underlying FCC Licenses" and together with the Seller Licenses, the "Licenses") for commercial use in the markets listed on Exhibit A-2 (the "Leases"); and

            (c) The Tower Leases listed and described on Exhibit A-3 (together with the Leases, the "Assigned Contracts").

            (d) The network equipment and spare parts used in connection with the operation of the Licenses, including, without limitation, the network equipment and spare parts set forth on Exhibit A-4 (the "Network Equipment").

      Section 2.2 Excluded Assets. As used herein, the term "Excluded Assets" means all the properties, assets, goodwill and rights of Seller of whatever kind and nature, real or personal, tangible or intangible, that are owned, leased or licensed by Seller on the Closing Date that are not specifically listed in
Section 2.1 or the Exhibits referred to therein.

      Section 2.3 Liabilities. On the terms and subject to the conditions of this Agreement, Purchaser shall assume, effective as of the Closing, only those liabilities of Seller under the Assigned Contracts to be performed under the terms thereof after the Closing Date (the "Assumed Liabilities"), and from and after the Closing, Purchaser shall pay, perform and discharge when due the Assumed Liabilities. Except for the Assumed Liabilities, Purchaser shall not assume, or be obligated or liable for, any liabilities of Seller, or any of its Affiliates, predecessors, assignors, or transferors, including any liabilities under the Assigned Contracts or related to the Assets incurred and/or to be performed under the terms thereof on or before the Closing Date (the "Excluded Liabilities"), whether in connection with the transactions contemplated hereby, or otherwise, all of which shall remain the sole responsibility of Seller or one of Seller's Affiliates and, with respect to any liabilities or obligation under the Assigned Contracts or related to the Assets to be performed on or before the Closing Date, shall be paid and discharged when due.

      Section 2.4 Purchase Price. The purchase price (the "Purchase Price") for the Assets shall be an amount equal to ***.

      Section 2.5 Payment of Purchase Price. The Purchase Price shall be payable at the Closing in immediately available funds via wire transfer to an account designated by Seller.

      Section 2.6 Closing. Upon the terms and subject to the conditions hereof, the closing of the sale of the Assets (the "Closing") shall take place at an agreed upon location within five (5) Business Days following the date on which the last condition under Article 6 has been satisfied or waived, or at such other time and place as the Parties may mutually agree. The date on which Closing occurs is called the "Closing Date."

                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF SELLER

      Seller represents and warrants to Purchaser, as of the Effective Date of this Agreement (subject to Section 6.3), as follows:

      Section 3.1 Authorization. Each Seller is lawfully existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. The execution and delivery of this Agreement, and the performance by Seller of its obligations hereunder, have been duly authorized by all necessary action on the part of Seller.

      Section 3.2 Enforceability. This Agreement and each other agreement, document or instrument or certificate contemplated by this Agreement has been duly executed and delivered by Seller and is a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      Section 3.3 No Conflicts or Consents. Neither the execution, delivery and performance by Seller of this Agreement, nor the consummation of the Transactions by Seller, will (i) constitute, with or without the giving of notice or passage of time or both, a breach, violation or default by Seller or any of its Affiliates, create a Lien, or give rise to any right of termination, modification, cancellation, prepayment or acceleration, under (x) any Law or license (subject to receipt of Consent of the FCC) or (y) any note, bond, mortgage, indenture, lease, agreement or other instrument, in each case which is applicable to or binding upon Seller or any of the Assets; (ii) require any Consent, other than the Consent of the FCC or the Consent of any third party to any Assigned Contracts as listed on Section 3.7 of the Disclosure Schedule; or
(iii) violate any law by which Seller is bound.

      Section 3.4 FCC Matters.

            (a) Seller validly holds the Seller Licenses, permits and authorizations set forth on Exhibit A-1. True and complete copies of the Licenses have been delivered to Purchaser. There is no condition outside of the ordinary course imposed on any of the Licenses by the FCC except those that are either set forth on the face of the Licenses, as issued by the FCC, or are contained in the FCC Rules applicable generally to the stations of the type, nature and class or location of the stations identified by the call signs listed on Exhibit A. The Licenses constitute all authorizations from the FCC necessary or required for and/or used in the operation of the Channels in the market areas identified on Exhibit A as of the Effective Date. The applications related to the Licenses that are listed on Section 3.4(a-1) of the Disclosure Schedule are all of the applications of the Seller that are now pending at the FCC regarding the Licenses. Except as otherwise explicitly set forth on Section 3.4(a-2) of the Disclosure Schedule, no Person other than Seller, or the applicable Lessor, has any right, title, interest or claim in or to the Licenses. The Licenses have been granted to Seller, or the applicable Lessor, by Final Order and are (and will be on the Closing Date) in full force and effect.

            (b) Except for proceedings applying generally to the BRS/EBS industry, there is not pending or, to the knowledge of Seller, threatened against Seller or the Licenses any application, action, petition, objection or other pleading, or any proceeding with the FCC or any other Governmental Authority, which (i) questions or contests the validity of, or seeks the revocation, forfeiture, non-renewal or suspension of, any of the Licenses, (ii) seeks the imposition of any modification or amendment with respect to any of the Licenses, (iii) which would adversely affect the ability of Seller to consummate the Transactions or (iv) seeks the payment of a fine, sanction, penalty, damages or contribution in connection with the use of the Licenses. There are no facts or circumstances existing that would give rise to any such application, action, petition, objection or other pleading, or proceeding with the FCC or any other Governmental Authority. There is no unsatisfied adverse FCC order or ruling outstanding against Seller that could have an affect on the Licenses, any Lessor with respect to the underlying FCC Licenses or any of the Licenses. Neither Seller nor any Lessor is a party to any complaint or proceeding at the FCC regarding any of the Licenses.

            (c) Except as set forth in Section 3.4(c) of the Disclosure Schedule, neither Seller nor, to Seller's knowledge, any Lessor has agreed to accept or allow any electromagnetic interference from any other FCC licensees, permittees or applicants with respect to the Licenses and/or Channels, and no such licensees, permittees or applicants have agreed to accept electromagnetic interference from Seller or, to Seller's knowledge, any Lessor with respect to their respective facilities.

            (d) Seller and, to Seller's knowledge, all Lessors are in compliance with all applicable Laws except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on any of the Licenses, the Leases or on Seller's ability to consummate the Transactions. Since the filing of the initial application for the Licenses, Seller and, to Seller's knowledge, all Lessors have complied in all material respects with FCC Rules applicable to the Licenses, including without limitation the Communication Act of 1934, as amended except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on any of the Licenses, the Leases or on Seller's ability to consummate the Transactions. Since the issuance of the Licenses, Seller and, to Seller's knowledge, all Lessors have complied in all material respects with all of the terms and conditions of the Licenses except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on the Licenses or on Seller's ability to consummate the Transactions. Except as otherwise explicitly set forth on Section 3.4(d) of the Disclosure Schedule, the Licenses are free and clear of all Liens and are unimpaired by any acts or omissions of Seller or, to Seller's knowledge, any Lessor, their respective, its agents, assignees and licensees. All material documents required to be filed at any time by Seller or any Lessor with the FCC with respect to the Licenses have been timely filed or the time period for such filing has not lapsed. All such documents filed with respect to the Licenses since the date that the Licenses were issued to Seller or since Seller became the lessee of the Leases are correct in all material respects as of the date of their filing. All amounts owed to the FCC in connection with the Licenses have been timely paid.

            (e) The facilities subject to the Licenses for which certification of completion of construction had been filed with the FCC were operating in material compliance with the Licenses therefor and the FCC Rules, until after the January 10, 2005 effective date of the new rules adopted in FCC Docket 03-66, which permit the deconstruction of stations without risk to the underlying FCC license. Neither Seller nor any Lessor is transmitting from or otherwise operating any facility that is not the subject of a license of the FCC. None of the facilities subject to the Licenses is (a) authorized pursuant to an authorization which is subject to challenge before the FCC or any court of competent jurisdiction or (b) subject to any lease, sublease or any agreement to make it available to a third party. None of the facilities subject to the Licenses is operating pursuant to special temporary or developmental authority.

            (f) Exhibit A-3 sets forth a true and complete list of the following information in relation to each of the Tower Leases and Subleases: (i) the expiration date of such Tower Lease or Sublease, (ii) the name of the lessee or other counterparty to such Tower Lease or Sublease, (iii) the address or location of the leased premises or Tower Site, and (iv) the monthly, quarterly or annual rent, as applicable, payable under such Tower Sublease. Except as set forth on Section 3.4(f) of the Disclosure Schedule, to the knowledge of Seller, all of the Towers located on the Tower Sites are obstruction-marked and lighted to the extent required by, and in accordance with, the rules and regulations of the Federal Aviation Administration (the "FAA") and the FCC Rules. To the knowledge of Seller, appropriate notification to the FAA and registration with the FCC has been made for each Tower located on the Tower Sites and owned, leased or used by Seller where required by the rules and regulations of the FAA or the FCC Rules, as applicable.

      Section 3.5 Leases.

            (a) The information set forth on Exhibit A-2 is true and correct. True and complete copies of the Leases, together with all amendments and waivers thereto (whether written or oral), have been provided to Purchaser. The Leases are in full force and effect, are free from any claims, liabilities or Liens and are unimpaired by any acts or omissions of Seller, its agents, assignees and licensees, except for any claims or liabilities that, individually or in the aggregate, will not have a material adverse effect on the Leases or on Seller's ability to consummate the Transactions.

      Except as set forth in Section 3.5 of the Disclosure Schedule, since entering into the Leases, Seller has complied in all material respects with all of the terms and conditions of the Leases except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on the Leases or on Seller's ability to consummate the Transactions. Seller's operations and activities pursuant to the Leases have been at all times conducted in material compliance with the Communications Act of 1934, as amended, and the FCC Rules except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on any of the Licenses, the Leases or on Seller's ability to consummate the Transactions.

            (b) Seller has paid all taxes and other charges assessed against the Assets, including but not limited to, against any EBS transmission facilities. Seller has also paid all other taxes, assessments and fees due from Seller or any Lessor as a result of the use of capacity on the Channels covered by the Licenses by Seller and the provision of services by Seller or any of Seller's sublessees over the Channels, including but not limited to any regulatory fees and required contributions of any Lessor to the Universal Service Fund under the Telecommunications Act of 1996 and the FCC Rules, except for taxes, assessments or fees, if any, with respect to services provided by Lessors to Lessors themselves and to any educational institution or not-for-profit organization or site with which Lessors are working in furtherance of educational goals approved by Lessors.

      Section 3.6 Title to Assets; Condition of Assets. Except as set forth on
Section 3.6 of the Disclosure Schedule, Seller has good and marketable title to all of the Assets, free and clear of any Liens except for such Liens for taxes not yet due and payable.

      Section 3.7 Contracts.

            (a) Section 3.7 of the Disclosure Schedule contains a complete list by category of all of the Assigned Contracts including all amendments, modifications, supplements and waivers to such contracts affecting the obligations of any party thereunder and identifies which if any of such Assigned Contracts require the consent of a party thereto in order to be assigned to Purchaser in the Transactions. Accurate and complete copies of all Assigned Contracts have been delivered or made available to Purchaser. Each of the Assigned Contracts is valid, binding on Seller and, to the knowledge of Seller, each other party thereto and in full force and effect, enforceable by Seller in accordance with its terms. Seller has not assigned, pledged, transferred, or otherwise disposed of or granted any Lien on its rights, titles and interests under any of the Assigned Contracts to any other Person, nor, to the knowledge of Seller, has any other party to the Assigned Contracts so assigned, pledged, transferred, granted any Lien on, or otherwise disposed of any of its rights, title and interests thereunder. Except as disclosed on Section 3.7 of the Disclosure Schedule, Neither Seller nor, to the knowledge of Seller, any other party to any of the Assigned Contracts has failed to comply with or is in material breach or material default thereunder, except for any non-compliance that, individually or in the aggregate, will not have a material adverse effect on the Assigned Contracts or on Seller's ability to consummate the Transactions. Except as set forth on Section 3.7 of the Disclosure Schedule, to the knowledge of Seller, no condition exists or event has occurred and is continuing as of the date hereof and the Closing which, with or without the lapse of time or the giving of notice, or both, would constitute a material default by any party under any Assigned Contract or give rise to any Lien or right of termination for breach, modification, cancellation, prepayment, suspension, limitation, revocation or acceleration against Seller under any such Assigned Contract. Seller has not received any notice of termination, or intent to terminate, with respect to any Assigned Contract, and to the knowledge of Seller, no party to any Assigned Contract has threatened to terminate any Assigned Contract. Other than the Assigned Contracts, Seller is not a party to any material contracts relating to the Assets for which Purchaser could be liable for performance thereunder. None of the Assigned Contracts are with any Person that is an officer, director, stockholder, member (or family member of such Person) or Affiliate of Seller.

            (b) Except as set forth on Section 3.7 of the Disclosure Schedule, no Assigned Contract includes or provides for: (i) a covenant not to compete in any geographical area or in any line of business; (ii) a lease, sublease or similar agreement with any Person under which Seller is a lessor, sublessor or licensor of, or makes available for use to any Person, any Asset; or (iii) the sale of any Asset or any right, title or interest therein or the grant of any preferential rights (including options and rights of first refusal) to purchase any Asset or requiring the Consent of any third party to the transfer thereof.

      Section 3.8 Taxes. To Seller's knowledge, all Taxes owed by Seller (whether or not shown on any Tax Return) have been paid, including, without limitation with respect to any EBS transmission facilities. To Seller's knowledge, Seller has withheld and paid to the appropriate Taxing Authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, member or other third party. There are no Tax Liens on any of the Assets, other than Liens for Taxes that are not yet due and payable. Seller is not a "foreign person" within the meaning of Section 1445 of the Code. None of the Assets secures any indebtedness, the interest on which is tax-exempt under Section 103(a) of the Code. None of the Assets is "tax-exempt use property" within the meaning of
Section 168(h) of the Code.

      Section 3.9 Litigation. Except as set forth on Section 3.9 of the Disclosure Schedule, there is no legal proceeding now in progress or pending or, to the knowledge of the Seller, threatened against Seller relating to any of the Assets. Seller is not subject to any order, writ, injunction or decree of any court or any federal, state, municipal or other domestic or foreign Governmental Authority.

      Section 3.10 Brokers. Neither Seller nor any of its Affiliates has employed any broker or finder or incurred any liability for any brokerage or finding fees or commissions in connection with the Transactions. A portion of the fees of Seller's counsel are contingent upon the consummation of the transactions contemplated by this Agreement; however, Seller is solely responsible for the payment of the fees of its counsel.

      Section 3.11 No Other Warranties. EXCEPT FOR THE REPRESENTATIONS OR WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 3 OF THIS AGREEMENT, SELLER DOES NOT MAKE ANY, AND HEREBY DISCLAIMS ALL, REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, INCLUDING, WITHOUT LIMITATION, ANY INFORMATION FURNISHED BY SELLER WITH REGARD TO THE ASSETS, THE FUTURE PROFITABILITY OF THE ASSETS, ANY BUSINESS UTILIZING SUCH ASSETS, WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NON-INFRINGEMENT OF INTELLECTUAL PROPERTY RIGHTS. NOTHWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, PURCHASER ACKNOWLEDGES AND AGREES THAT THE NETWORK EQUIPMENT IS SOLD "AS-IS," WITHOUT ANY WARRANTY OF ANY KIND.

                                    ARTICLE 4
                   REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Section 4.1 Existence; Authorization. Purchaser is lawfully existing and in good standing under the laws of the State of Delaware, has all requisite power and authority to enter into this Agreement and to perform the obligations to be performed by it under this Agreement. The execution and delivery of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly authorized by all necessary action on the part of Purchaser.

      Section 4.2 Enforceability. This Agreement has been duly executed and delivered by Purchaser and is a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

      Section 4.3 No Conflicts or Consents. Neither the execution, delivery and performance by Purchaser of this Agreement, nor the consummation of the Transactions by Purchaser, will require any Consent, other than the Consent of the FCC.

      Section 4.4 Brokers. Purchaser has not employed any broker or finder or incurred any liability for any brokerage or finder's fees or commissions in connection with the Transactions.

      Section 4.5 No Other Warranties. EXCEPT FOR THE REPRESENTATIONS OR WARRANTIES EXPRESSLY SET FORTH IN ARTICLE 4 OF THIS AGREEMENT, PURCHASER DOES NOT MAKE ANY, AND HEREBY DISCLAIMS ALL, REPRESENTATIONS OR WARRANTIES OF ANY KIND, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN.

                                    ARTICLE 5
                         COVENANTS AND OTHER AGREEMENTS

      Section 5.1 Consummation of Transactions. From and after the date of this Agreement, each Party shall use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable Law to perform its obligations under this Agreement and to consummate the Transactions as soon as reasonably practicable.

      Section 5.2 Certain Notices. Each Party shall promptly notify the other Party in reasonable detail:

            (a) upon the commencement of, or the impending or threatened commencement of, or upon obtaining knowledge of any facts that would give rise to, any claim, action or proceeding brought to enjoin the consummation of the Transactions, or against or relating to (i) the notifying Party or its properties or assets, which could materially adversely affect the Transactions or its ability to perform its obligations hereunder, or (ii) the Assets or their use;

            (b) upon the occurrence of, or the impending or threatened occurrence of, or upon obtaining knowledge of any facts that would give rise to, any event which could cause or constitute a material breach of any of its representations, warranties, covenants or agreements contained in this Agreement, and shall use commercially reasonable efforts to prevent or promptly remedy such breach; and

            (c) upon the occurrence or existence of any event, condition, circumstance or state of facts known to the notifying Party, which has had or could have a material adverse effect on the Transactions or its ability to perform its obligations hereunder, or could materially adversely affect the Assets or their use.

      Section 5.3 Confidentiality. Pursuant to this Agreement and the performance thereof, one party may receive certain Confidential Information of the other party. The party receiving the Confidential Information shall not use for itself, except in performance of the Agreement, or disclose to any Person this Agreement or any such Confidential Information, except (a) information that was gained independent of its relationship with the other party and became publicly available through no breach of any obligation of confidentiality by such party; (b) information that is communicated to a third party with the prior written consent of the other party; or (c) information that is required to be disclosed pursuant to the lawful order of a government agency or disclosure that is required by operation of law, but in such event, only to the extent such disclosure is required and, to the extent reasonably practicable, prior written notice must be given to allow the other party to seek a protective order or other appropriate remedy. In the event of a breach or threatened breach of the terms of this section, the other party shall be entitled to seek an injunction prohibiting any such breach. Any such injunctive relief shall be in addition to, and not in lieu of, any appropriate relief in the way of money damages or any other remedies available at law or in equity. Either party may disclose this Agreement to its affiliates, strategic partners, actual or potential investors, lenders, acquirers, merger partners; and others whom such party deems in good faith to have a need to know such information for purposes of pursuing a transaction or business relationship with such party.

      Section 5.4 Further Assurances. Each Party shall forthwith upon request execute and deliver such documents and take such actions as may reasonably be requested by the other Party in order to effectuate the purposes of this Agreement.

      Section 5.5 FCC Qualifications. Seller hereby covenants and agrees that prior to the Closing it shall use commercially reasonable efforts to maintain all necessary qualifications to hold and to obtain renewal in the ordinary course of the Licenses, and further covenants that it shall not knowingly or negligently take any action, or fail to take any action, which action or failure to act creates a material risk that Seller, or the applicable Lessor, would not be qualified to hold the Licenses or that the FCC would revoke the Licenses.

      Section 5.6 Consents. The Parties shall use commercially reasonable efforts and shall cooperate to prepare and file with Governmental Authorities and other Persons, no later than ten (10) days following the Effective Date, all applications, notices, petitions and other documentation necessary or advisable to obtain the Consents (it being understood that the failure to file within such period shall not constitute a breach of this Agreement). Each Party shall furnish to the other Party all information concerning such Party and its Affiliates reasonably required for inclusion in any application to be made in connection with the Transactions or to determine compliance with FCC Rules. After the Effective Date and prior to the Closing, and after Closing, in accordance with and subject to Section 8.1(b), for those Assigned Contracts for which Consents are not obtained at Closing, Seller shall use commercially reasonable efforts to obtain a Consent to assignments to Purchaser of all of the Assigned Contracts requiring Consent.

      Section 5.7 Seller Affirmative Covenants. Up to the Closing, Seller shall
(a) carry on its business with respect to the Licenses and Leases as currently conducted and only in the ordinary course of business; (b) use commercially reasonable efforts to preserve the Licenses and Leases intact; (c) comply with all Laws applicable to the Licenses and Leases; (d) use commercially reasonable efforts to maintain in full force and effect the Licenses and Leases and other licenses necessary to preserve Seller's ability to consummate the Transaction; and (e) diligently pursue and defend all applications for assignment of the Licenses from Seller to Purchaser.

      Section 5.8 Seller Negative Covenants. Seller shall not, and shall not enter into, any agreement, arrangement or understanding to, or otherwise offer or commit to (a) sell, transfer, assign, lease, modify or dispose of any Assets or of the spectrum to be covered by the Licenses or Leases or any interests therein or portion thereof, or negotiate therefore; or (b) create, incur or suffer to exist any Lien or other liability on any Assets or the spectrum to be covered by the Licenses or any interest therein; or (c) amend any Lease.

      Section 5.9 Access. Between the date of this Agreement and the Closing Date, Seller shall, with two business days prior notice and during normal business hours (a) give Purchaser and its representatives and advisors access to all books, records, offices and other facilities and properties of Seller that are relevant to the Transaction; and
(b) permit Purchaser and its representatives and advisors to make such inspections thereof as Purchaser may reasonably request.

      Section 5.10 Publicity. Neither Seller nor Purchaser shall issue any press release or public announcement concerning this Agreement or the transactions contemplated hereby without obtaining the prior written approval of the other Party hereto, which approval will not be unreasonably withheld or delayed, unless disclosure is otherwise required by applicable Law, provided that, to the extent required by applicable Law, the Party intending to make such release shall use its commercially reasonable efforts consistent with such applicable Law to consult with the other Party with respect to the text thereof.

                                    ARTICLE 6
                              CONDITIONS TO CLOSING

      Section 6.1 Conditions to the Obligations of Both Parties. Each Party's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver, on or prior to the Closing Date, of each of the following conditions, as applicable to the Party specified:

            (a) (i) The FCC shall have approved the application for consent to the assignment of the Seller Licenses to Purchaser (or its designee) without imposition of conditions outside of the ordinary course, (ii) such approval shall have become a Final Order, and such Final Order shall be in full force and effect; and (iii) all other notices, filings and Consents required to be made or obtained prior to the Closing by either Party or any of its respective Affiliates with any Governmental Authority in connection with the execution and delivery of this Agreement and the consummation of the Transactions shall have been made or obtained.

            (b) No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any Law promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of either Party to consummate the Transactions.

      Section 6.2 Conditions to the Obligations of Seller. Seller's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

            (a) The representations and warranties of Purchaser contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser.

            (b) The covenants and agreements of Purchaser to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects, and Seller shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Purchaser.

            (c) Purchaser having delivered to Seller the Purchase Price for the Assets pursuant to Section 2.5; provided however, that if at the time of Closing, Seller has not provided all necessary Consents for all Leases, then the portion of the Purchase Price attributable to such Leases for which necessary Consents remain outstanding shall be paid instead into an escrow fund as set forth in Section 9.12 below, and further distributed only in accordance with the Escrow Agreement contemplated in Section 9.12.

      Section 6.3 Conditions to the Obligations of Purchaser. Purchaser's obligation to consummate the Transactions contemplated by this Agreement are subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

            (a) The representations and warranties of Seller contained herein shall be true and correct in all material respects (except for representations and warranties that are qualified as to materiality, which shall be true and correct) as of the Closing as if made on and as of the Closing Date (except that representations and warranties that are made as of a specific date need be so true and correct only as of such date), and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

            (b) The covenants and agreements of Seller to be performed under this Agreement on or prior to the Closing shall have been duly performed in all material respects as to the Licenses and the Consent-Satisfied Leases, and (except as any covenant to have obtained necessary Consents of non-Governmental Authority third parties) as to the other Assets, and Purchaser shall have received a certificate to such effect dated the Closing Date and executed by a duly authorized officer of Seller.

            (c) Seller shall have executed and delivered to Purchaser (or its designee) an Instrument of Assignment with respect to the Seller Licenses in the form of Exhibit B.

            (d) Seller shall have executed and delivered to Purchaser (or its designee) an Assignment and Assumption with respect to the Assigned Contracts in the form of Exhibit C.

            (e) Seller shall have obtained and provided to Purchaser a number of Consents to assignment of the Assigned Contracts necessary to satisfy the Threshold Amount in form reasonably acceptable to Purchaser and without the imposition of new conditions or requirements that are not acceptable to Purchaser.

            (f) Purchaser shall have received an FCC opinion of counsel, rendered by Seller's FCC counsel, in the form of Exhibit D attached hereto.

            (g) Seller shall have delivered to Purchaser a completed IRS Form
      W-9.

                                    ARTICLE 7
                                   TERMINATION

      Section 7.1 Termination. This Agreement may be terminated at any time:

            (a) by mutual written consent of Purchaser and Seller;

            (b) by either Purchaser or Seller if (A) there shall be any law or regulation that makes consummation of the Transactions illegal or otherwise prohibited, or (B) any judgment, injunction, order or decree of any court or other Governmental Entity having competent jurisdiction enjoining Purchaser and Seller from consummating the Transaction is entered and such judgment, injunction or order shall have become final and non-appealable;

            (c) by either Party upon the occurrence of a material breach of any representation, warranty or covenant in this Agreement by the other Party if such breach is not cured within thirty (30) days following written notice by the non-breaching Party which notice shall describe the breach; or

            (d) by Seller or Purchaser if the Closing for all of the Assets has not occurred on or before the first anniversary of the Effective Date, provided that the failure to close on or before such date is not the fault of Purchaser; provided, further, that the termination shall be effective only for those Assets for which a Closing has not occurred.

      Section 7.2 Effect of Termination. In the event of a termination of this Agreement, neither Party shall have any liability or further obligation to the other, except that

            (a) nothing herein will relieve a Party from liability for any breach by such Party of this Agreement; and

            (b) the provisions of this Article 7, Article 8 and Article 9 shall survive the termination of this Agreement. Whether or not Closing occurs, all costs and expenses incurred in connection with this Agreement and the Transactions shall be paid by the Party incurring such expenses.

                                    ARTICLE 8
                              SURVIVAL AND REMEDIES

      Section 8.1 Survival.

      (a) Except as otherwise set forth in Section 8.1(b) and 8.1(c), and except to the extent a specific date or dates are specified in this Agreement for the applicable matter, the representations, warranties, covenants and other agreements contained in this Agreement shall survive the Closing until the date or dates specified therein or two (2) years after the Closing Date and shall expire at such time.

      (b) If at the Closing, the Consent-Satisfied Leases constitute less than all of the Leases, then Seller covenants to use commercially reasonable efforts to obtain the remaining Consents post-Closing.

      (c) If, after the Closing, it comes to Seller's knowledge that there were Taxes assessed on any of the Assets for any period prior to the Closing which were not paid when due, Seller covenants to assume any defense with respect to such Taxes, and to the extent required by law, pay or cause to be paid such Taxes, such that no Lien would exist post-Closing on any of the Assets with respect to such unpaid Taxes. The covenant set forth in this subsection shall survive until three years after the Closing Date and shall expire at that time.

      Section 8.2 Seller Indemnification. Seller shall indemnify Purchaser, its representative members, managers, officers, employees, agents, successors and assigns (the "Purchaser Indemnified Parties") and hold the Purchaser Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

            (a) the failure of any representation or warranty of Seller set forth in this Agreement, or any representation or warranty contained in any certificate delivered by pursuant to this Agreement, to be true and correct as of the dates made;

            (b) the breach of any covenant or other agreement on the part of Seller under this Agreement;

            (c) the Excluded Liabilities;

            (d) the ownership and operation of the Assets prior to the Closing;

            (e) the assessment on any of the Assets of any Taxes for any period prior to the Closing;

            (f) any claim or allegations by a Lessor for breach of a Lease for which the Consent to the transfer of such Lease to Purchaser upon the Closing was not obtained prior to the Closing.

      Section 8.3 Purchaser Indemnification. Purchaser shall indemnify Seller and his agents, successors and assigns (the "Seller Indemnified Parties") and hold the Seller Indemnified Parties harmless from and against any and all Damages based upon, attributable to or resulting from:

            (a) the failure of any representation or warranty of Purchaser set forth in this Agreement, or any representation or warranty contained in any certificate delivered by pursuant to this Agreement, to be true and correct as of the dates made;

            (b) the breach of any covenant or other agreement on the part of Purchaser under this Agreement;

            (c) the Assumed Liabilities; and

            (d) the ownership and operation of the Assets following the Closing.

      Section 8.4 Indemnification Procedures.

            (a) In the event that any claim shall be asserted by any Person in respect of which payment may be sought under Section 8.2 or Section 8.3 hereof (each, a "Claim"), the indemnified party shall reasonably and promptly cause written notice of the assertion of any Claim of which it has knowledge which is covered by this indemnity to be forwarded to the indemnifying party, and timely notice of any such claim shall be a condition precedent to the indemnification obligation of the indemnifying party. Subject to the provisions of this Section 8.4, the indemnifying party's indemnification obligations under Article 8 are contingent on the indemnified party tendering to the indemnifying party sole control over the defense and settlement of such claim, and such indemnifying party shall have the right, at its sole option and expense, to conduct such defense using counsel of its choice, and to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder. If the indemnifying party elects to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, it shall within thirty (30) days (or sooner, if the nature of the Claim so requires) notify the indemnified party of its intent to do so. If the indemnifying party elects not to defend against, negotiate, settle or otherwise deal with any Claim which relates to any Damages indemnified against hereunder, fails to notify the indemnified party of its election as herein provided or contests its obligation to indemnify the indemnified party for such Damages under this Agreement, the indemnified party may defend against, negotiate, settle or otherwise deal with such Claim. If the indemnified party defends any Claim, then the indemnifying party shall reimburse the indemnified party for the expenses of defending such Claim upon submission of periodic bills. If the indemnifying party shall assume the defense of any Claim, the indemnified party may participate, at his or its own expense, in the defense of such Claim; provided, however, that such indemnified party shall be entitled to participate in any such defense with separate counsel at the expense of the indemnifying party if so requested by the indemnifying party to participate; and provided, further, that the indemnifying party shall not be required to pay for more than one such counsel for all indemnified parties in connection with any Claim. The Parties hereto agree to cooperate fully with each other in connection with the defense, negotiation, or settlement of any such Claim.

            (b) After any final judgment or award shall have been rendered by a court, arbitration board or administrative agency of competent jurisdiction and the expiration of the time in which to appeal therefrom, or a settlement shall have been consummated, or the indemnified party and the indemnifying party shall have arrived at a mutually binding agreement with respect to a Claim hereunder, the indemnified party shall forward to the indemnifying party notice of any sums due and owing by the indemnifying party pursuant to this Agreement with respect to such matter.

            (c) The failure of the indemnified party to give reasonably prompt notice of any Claim shall not release, waive or otherwise affect the indemnifying party's obligations with respect thereto except to the extent that the indemnifying party can demonstrate actual loss and prejudice as a result of such failure.

      Section 8.5 Remedies. IN NO EVENT SHALL ANY PARTY BE LIABLE FOR INDIRECT, SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING OUT OF A BREACH OF THIS AGREEMENT, EVEN IF ADVISED AT THE TIME OF BREACH OF THE POSSIBILITY OF SUCH DAMAGES.

                                    ARTICLE 9
                                  MISCELLANEOUS

      Section 9.1 Entire Agreement. This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and thereof and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties with respect to the subject matter hereof and thereof.

      Section 9.2 Amendments and Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed (in the case of an amendment) by Seller and Purchaser or (in the case of a waiver) by the Party against whom the waiver is to be effective. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

      Section 9.3 Remedies Cumulative. Except as otherwise provided herein, all rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by a Party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such Party.

      Section 9.4 Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement may not be assigned by either Party without the prior written consent of the other Party.

      Section 9.5 Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given or made (i) upon delivery if delivered personally (by courier service or otherwise), as evidenced by written receipt or other written proof of delivery (which may be a printout of the tracking information of a courier service that made such delivery), or
(ii) upon confirmation of dispatch if sent by facsimile transmission (which confirmation shall be sufficient if shown by evidence produced by the facsimile machine used for such transmission), in each case to the applicable addresses set forth below (or such other address which either Party may from time to time specify):

            If to Seller:

            CT Communications, Inc.
            1000 Progress Place, NE
            Concord, NC 28025
            Attention: David H. Armistead
            Facsimile: 704-722-2558

            with a copy to:

            Brown Nietert & Kaufman, Chartered
            Attention: Robyn G. Nietert
            1301 Connecticut Avenue, NW, Suite 450
            Washington, DC 20036
            Facsimile: 202-223-8685

            If to Purchaser:

            Fixed Wireless Holdings, LLC
            5808 Lake Washington Blvd. N.E.
            Suite 300
            Kirkland, WA 98033
            Attention: Benjamin G. Wolff
            Facsimile: (425) 828-8061

            With a copy to:

            Davis Wright Tremaine LLP
            2600 Century Square
            1501 Fourth Avenue
            Seattle, WA 98101
            Attention: Julie Weston
            Facsimile: (206) 628-7699

      Section 9.6 Governing Law; Waiver of Jury Trial.

            (a) This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law principles thereof.

            (b) THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS.

      Section 9.7 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Transactions are consummated, the Parties shall bear their respective expenses (including, but not limited to, all compensation and expenses of counsel, financial advisors, consultants, actuaries and independent accountants) incurred in connection with this Agreement and the Transactions. All filing fees required to be paid to any Governmental Authority in connection with satisfying the conditions set forth in Article 5 will be borne by Purchaser.

      Section 9.8 Invalidity. In the event that any of the provisions contained in this Agreement or in any other instrument referred to herein, shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or such other instrument and such provision will be ineffective only to the extent of such invalidity, illegality or unenforceability, unless the consummation of the Transactions is impaired thereby.

      Section 9.9 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      Section 9.10 Headings. The headings of the Articles and Sections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      Section 9.11 Resale of Services. In the event that Purchaser commercially launches its wireless communications services in any of the markets listed in Exhibit A-1 (the "Resale Markets"), then Purchaser shall offer to Seller and its Affiliates the ability to resell Purchaser's commercial wireless broadband access services in such markets to Seller's residential and small business customers and prospects pursuant to a resale agreement. At least sixty (60) days prior to the commencement of such commercial services, Purchaser, or one of its affiliates, will provide written notice of such commercial service to Seller which notice will include a proposed agreement upon which Seller could resell Purchaser's package of wireless communication services to Seller's residential and small business customers as are offered in such market by Purchaser or its Affiliates. The prices offered to Seller will be the standard wholesale rates of Purchaser which will, in no event exceed those rates offered by Purchaser from time to time to similarly situated, unaffiliated third parties purchasing a similar quantity and type of wireless broadband access services. Such prices will represent a discount of no less than 35% from Purchaser's standard, commercial retail prices for Purchaser's wireless broadband access services. Purchaser shall exercise good faith efforts to finalize its reseller arrangements for the Resale Markets prior to launching Purchaser's services in such markets, and shall further exercise good faith efforts to provide Seller with a discount that exceeds the discount floor set forth in the preceding sentence. The resale agreement offered by Purchaser to Seller will incorporate the standard terms and conditions, if any, used by Purchaser with respect to other similarly situated resellers of Purchaser's wireless broadband access services.

      Section 9.12 Escrow Post-Closing. If, at Closing, the Consent-Satisfied Leases constitute less than all of the Leases, then consistent with Section 6.2(c) above, the portion of the Purchase Price attributable to the Leases for which necessary Consents remain outstanding shall be paid instead into an escrow fund as set forth in this section. In such event, the further distribution of such portion of the Purchase Price shall be governed by an

Escrow Agreement the same in form and substance as Exhibit E attached hereto, which Escrow Agreement shall in such event be executed and delivered by the parties and the Escrow Agent at Closing. In such event, notwithstanding anything to the contrary in this Agreement, the execution and delivery of the Escrow Agreement shall be the obligation of all parties; Seller's execution and delivery thereof shall be a condition to Purchaser's obligation to close, and Purchaser's execution and delivery thereof shall be a condition to Seller's obligation to close.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first above written.

WAVETEL NC LICENSE CORP.                     WAVETEL TN LLC


                                             By: /s/ Michael R. Coltrane
By: /s/ Michael R. Coltrane                      ------------------------------
   --------------------------------          Name:  Michael R. Coltrane
Name:  Michael R. Coltrane                   Title: President
Title: President


WIRELESS ONE OF NORTH CAROLINA, LLC          FIXED WIRELESS HOLDINGS, LLC

By: /s/ Michael R. Coltrane                  By: /s/ Benjamin G. Wolff
   --------------------------------             ------------------------------
Name:  Michael R. Coltrane                   Name:  Benjamin G. Wolff
Title: President                             Title: Executive Vice-President

WAVETEL, L.L.C.


By: /s/ Michael R. Coltrane
   --------------------------------
Name:  Michael R. Coltrane
Title: President

                                   EXHIBIT A-1

                                      BTAS

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***


                                    LICENSES

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***


                                    Exhibit A

                                   EXHIBIT A-2

                                     LEASES

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

                                       CALL
                                   SIGN/FACILITY                         LICENSE          RELATIVE
LICENSEE           MARKET            ID NUMBER          CHANNELS        EXPIRATION          VALUE
--------           ------            ---------          --------        ----------          -----
***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

***                ***             ***                  ***             ***               ***

                                  EXHIBIT A-3



                                      ***

                               PURCHASE AGREEMENT
                                   EXHIBIT A-4


QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Outdoor Cabinet                 N/A                       N/A
   1       Base Station                    BS-SH                     s2403414
   6       BreezeCom AU Card               AU-E-BS-MMDS              s2406986
                                           AU-E-BS-MMDS              s240953
                                           AU-E-BS-MMDS              s240949
                                           AU-E-BS-MMDS              s2406981
                                           AU-E-BS-MMDS              s2420319
                                           AU-E-BS-MMDS              s25340252
   2       Base Station Power Supply       BreezeAccess              N/A
   6       Til-Tek Antenna                 TA2505H-16-50             N/A
   1       Mean Well Power Supply          SP 300-48                 N/A
   1       Classic AC Unit                 CS030060BIB-H008 Rev. 8   001794-010522
   1       Coleman Generator               8500Wat                   N/A
   2       Tsunami Microwave Radio         10meg                     96138 & 00145627
   1       Extreme Switch                  Summit 24                 005M-02688
   1       Transfer Switch                 ASCO series 165           137586
   1       GPS card                        GU-A-BS-GPS               S2420349
   1       GPS Antanna                     GU-IOC-30m                N/A
   2       Andrew 3ft microwave dish       N/A                       N/A

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Outdoor Cabinet                 N/A                       N/A
   1       Base Station                    BS-SH                     s2310532
   6       BreezeCom AU Card               AU-E-BS-MMDS              s2406965
                                           AU-E-BS-MMDS              s2432551
                                           AU-E-BS-MMDS              s2317858
                                           AU-E-BS-MMDS              s25656802
                                           AU-E-BS-MMDS              s2420787
                                           AU-E-BS-MMDS              s2420781
   1       Power Supply                    BreezeAccess              N/A
   6       Til-Tek Antenna                 TA2505H-16-50             N/A
   1       Power Supply                    DuraComm                  CA11074227
   1       APW Mclean AC Unit              M170216G009H              M170216-004235-3

                              -Exhibit A-4, Page 1

                               PURCHASE AGREEMENT
                                   EXHIBIT A-4

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Hoffman Outdoor Cabinet         N/A                       N/A
   1       Base Station                    BS-SH                     s2405910
   6       BreezeCom AU Card               AU-E-BS-MMDS              s24842742
                                           AU-E-BS-MMDS              s24842732
                                           AU-E-BS-MMDS              s2484313
                                           AU-E-BS-MMDS              s2406962
                                           AU-E-BS-MMDS              s2406972
                                           AU-E-BS-MMDS              s2484451
   2       Power Supply                    BreezeAccess              N/A
   6       Andrew Antenna                  DMP18W060-H               N/A
   1       Mean Well Power Supply          SP 300-48                 N/A
   1       Classic AC Unit                 CS030060BIB-H008 Rev. 8   001787-010522
   1       Tsunami Microwave Radio         10meg                     145878
   1       Extreme Switch                  Summit 24                 052M-02690
   1       GPS card                        GU-A-BS-GPS               S2420346
   1       GPS Antanna                     GU-IOC-30m                N/A
   1       Andrew 6ft microwave dish       N/A                       N/A

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   4       DX Wideband TV Modulater        DSM - 220                 N/A
   4       EMEE Transmitter                TTS HSX                   N/A
   8       Comwave Television Modulator    N/A                       N/A
   5       Comwave Transmitter             5B010-1                   N/A
   8       Comwave Transmitter             5D050D                    N/A
   1       Combiner                        WR 340 H Plane U Bend     N/A
   1       Combiner                        2224P                     N/A
   1       Microwave Filter                90045-F                   N/A
   1       Aircompressor                   N/A                       N/A
   3       Equipment Racks                 N/A                       N/A
   1       Andrew OMNI Antenna             HMD 16VO-WNQ05            V0-216
   1       Andrew OMNI Antenna             HMD 16VO-WNQ05            V0-228

                              -Exhibit A-4, Page 2

                               PURCHASE AGREEMENT
                                   EXHIBIT A-4

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Outdoor Cabinet                 N/A                       N/A
   1       Base Station                    BS-SH                     s2505659
   6       BreezeCom AU Card               AU-E-BS-MMDS              s25340182
                                           AU-E-BS-MMDS              s25340162
                                           AU-E-BS-MMDS              s25340282
                                           AU-E-BS-MMDS              s25340322
                                           AU-E-BS-MMDS              s25340202
                                           AU-E-BS-MMDS              s2407030
   1       Base Station Power Supply       BreezeAceess              N/A
   6       Til-Tek Antenna                 TA2505H-16-50             N/A
   1       Mean WellPower Supply           SP 300-48                 N/A
   1       Classic AC Unit                 CS030060BIB-H008 Rev. 8   1-009343-020212

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Equipment Rack                  N/A                       N/A
   1       Base Station                    BS-SH                     s2500271
   6       BreezeCom AU Card               AU-E-BS-MMDS              s25656782
                                           AU-E-BS-MMDS              s25656832
                                           AU-E-BS-MMDS              s25656822
                                           AU-E-BS-MMDS              s25340312
                                           AU-E-BS-MMDS              s25656792
   1                                       AU-E-BS-MMDS              s25656812
   6       Power Supply                    BreezeAceess              8500290
   1       Til-Tek Antenna                 TA2505H-16-50             N/A
           Power Supply                    DuraComm                  CA11074227

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   4       EMEE Transmitter                TTS 20HS                  N/A
   4       Scientific Atlanta Modulator    6340                      N/A
   3       Television Modulator            Vista Vision              7361, 7369,7365
   1       Andrew OMNI Antenna             N/A                       N/A
   1       Equipment Rack                  N/A                       N/A

                              -Exhibit A-4, Page 3

                             PURCHASE AGREEMENT
                                 EXHIBIT A-4

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Equipment Rack                  N/A                       N/A
   4       EMCEE Transmitter               TTS20HS                   N/A
   4       Scientific-Atlanta Modulator    6340                      N/A
   1       ISS Tunable Video Demodulator   GL-1000AB                 N/A
   1       Combiner                        N/A                       N/A
   1       Andrew OMNI Antenna             N/A                       N/A

QUANTITY   EQUIPMENT                       MODEL NUMBER              SERIAL NUMBER
--------------------------------------------------------------------------------
   1       Equipment Rack                  CRI                       N/A
   3       Til-Tek Antenna                 N/A                       N/A
   3       BreezeCom                       AU Cards                  s2484452
                                                                     s2484323
                                                                     s2484455
   1       Mean Well Power Supply          N/A                       N/A
   1       BreezeCom Base Station          BS-SH                     s2402134
   1       Base Station Power Supply       N/A                       N/A

Access 828.254.1947

                              -Exhibit A-4, Page 4

                                    EXHIBIT B

                            INSTRUMENT OF ASSIGNMENT

      INSTRUMENT OF ASSIGNMENT (the "Instrument of Assignment"), dated as of _______________, 2005, by and between Wireless One of North Carolina, L.L.C., a limited liability company organized under the laws of the State of Delaware, Wavetel NC License Corporation, a corporation organized under the laws of the State of Delaware, Wavetel, L.L.C., a limited liability company organized under the laws of the State of Delaware and Wavetel TN, L.L.C., a limited liability company organized under the laws of the State of Delaware (collectively, the "Assignor"), and Fixed Wireless Holdings, LLC, a Delaware limited liability company ("Assignee"). Capitalized terms used herein without definition shall have the respective meanings assigned to them in the Purchase Agreement (as defined below).

      WHEREAS, Assignor and Assignee have entered into a Purchase Agreement (the "Purchase Agreement"), dated as of June 6, 2005, pursuant to which, Assignor agreed to convey to Assignee, and Assignee agreed to acquire, the Seller Licenses;

      WHEREAS, Assignor and Assignee have filed an application with the FCC requesting the assignment of the Seller Licenses to Assignee; and

      WHEREAS, the FCC has granted an application for the assignment of the Licenses.

      NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants, conditions, and agreements hereinafter set forth, the Parties agree as follows:

            1. Assignment. Pursuant to Section 2 of the Purchase Agreement, for valuable consideration, receipt of which is hereby acknowledged, Assignor, intending to be legally bound, does hereby sell, assign, transfer, convey, and deliver to Assignee, its successors and assigns forever, all right and interest of Assignor in and to the Licenses, free and clear of all Liens.

            2. Terms of Purchase Agreement Control. Nothing contained in this Instrument of Assignment shall in any way supersede, modify, replace, amend, change, rescind, waive, exceed, expand, enlarge, or in any way affect the provisions of the Purchase Agreement, including the warranties, covenants, agreements, conditions and representations contained in the Purchase Agreement and, in general, any of the rights and remedies, and any of the obligations and indemnifications, of Assignor or Assignee set forth in the Purchase Agreement.

            3. Power of Attorney. Assignor hereby grants its power-of-attorney to Assignee as Assignor's attorney-in-fact to take any appropriate action in connection with the Licenses, in the name of Assignor or in its own or any other name, it being understood that this authorization and power-of-attorney are coupled with an interest and are irrevocable.


                                  Exhibit B-1

            4. Representations and Warranties. Assignor represents and warrants to Assignee that (a) no interest in the Licenses has been previously assigned to any Person, (b) all rights and interests in and to the Licenses are assignable free and clear of Liens without any further action or consent and (c) the rights and interests being assigned to Assignee hereby constitute all rights and interests in and to the Licenses.

            5. Further Assurances. Assignor covenants and agrees, in connection with the Purchase Agreement and this Instrument of Assignment, promptly to execute and deliver any additional documents and instruments and perform any additional acts that may be reasonably necessary or desirable to effectuate and perform more fully the provisions of this Instrument of Assignment and the assignments provided for in Section 1 hereof.

            6. Miscellaneous. This Instrument of Assignment (a) is executed pursuant to the Purchase Agreement and may be executed in counterparts, each of which as so executed shall be deemed to be an original, but all of which together shall constitute one instrument, (b) shall be governed by and in accordance with the internal laws of the State of Washington, without regard to the principles of conflicts of law thereof and (c) shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and permitted assigns.

      IN WITNESS WHEREOF, Assignor and Assignee have each caused this Instrument of Assignment to be duly executed and delivered as of the date first above written.

WAVETEL NC LICENSE CORP.                     WAVETEL TN LLC

                                             By:
By:                                          ------------------------------
   --------------------------------          Name:  Michael R. Coltrane
Name:  Michael R. Coltrane                   Title: President
Title: President


WIRELESS ONE OF NORTH CAROLINA, LLC          FIXED WIRELESS HOLDINGS, LLC

By:                                          By:
   --------------------------------             ------------------------------
Name:  Michael R. Coltrane                   Name:  Benjamin G. Wolff
Title: President                             Title: Executive Vice-President

WAVETEL, L.L.C.


By:
   --------------------------------
Name:  Michael R. Coltrane
Title: President


                                  Exhibit B-2

                                    EXHIBIT C

                            ASSIGNMENT AND ASSUMPTION

            THIS ASSIGNMENT AND ASSUMPTION (this "Assignment and Assumption") is entered into effective as of the ____ day of ______________, 2005 by and between Wireless One of North Carolina, L.L.C., a limited liability company organized under the laws of the State of Delaware, Wavetel NC License Corporation, a corporation organized under the laws of the State of Delaware, Wavetel, L.L.C., a limited liability company organized under the laws of the State of Delaware and Wavetel TN, L.L.C., a limited liability company organized under the laws of the State of Delaware (collectively, the "Assignor"), and _________________, a ___________________ ("Assignee"), pursuant to that certain Purchase Agreement (the "Purchase Agreement") dated as of June 6, 2005 by and among Assignor and ______________________________________, pursuant to which Assignor agreed to assign certain of its liabilities and obligations to Assignee. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

      Assignor and Assignee hereby agree as follows:

   1. Assignment. Subject to the terms and conditions of the Purchase Agreement, Assignor does hereby assign, grant, transfer, convey, and set over unto Assignee all of Assignor's rights, title and interest in and to the Leases, free and clear of all Liens, together with such other rights, causes of action and remedies as may arise by operation of law, in law or equity, in connection with any of the Leases.

   2. Assumption. Subject to the terms of the Purchase Agreement, Assignee hereby undertakes, assumes and agrees to perform, pay or discharge when and as due all of the obligations of Assignor under the Leases insofar as such liabilities and obligations arise on or after the Closing Date, in accordance with the terms of the Purchase Agreement.

   3. No Amendment. This Assignment and Assumption shall not alter, modify or amend the terms of the any of the Leases in any respect, nor shall it subject Assignee to any greater liabilities, obligations or duties in connection therewith than would have been enforceable against Assignor.

   4. Binding Effect. This Assignment and Assumption shall be binding upon and shall inure to the benefit of the parties thereto and their respective successors and assigns.

   5. Governing Law. This Assignment and Assumption shall be governed by and interpreted in accordance with the laws of the State of Washington.

   6. Conflicts. To the extent there is a conflict between the terms and provisions of this Assignment and Assumption and the Purchase Agreement, the terms and provisions of the Purchase Agreement will govern.


                                  Exhibit E-1

   7. Headings. The headings herein are included for ease of reference only and shall not control or affect the meaning or construction of the provisions of this Assignment and Assumption.

   8. Amendments. This Assignment and Assumption cannot be amended, supplemented or modified except by an agreement in writing which makes specific reference to this Assignment and Assumption, and which is signed by the party against which enforcement of any such amendment, supplement or modification is sought.

   9. Further Assurances. Assignor agrees that upon request of Assignee, at any time and from time to time, Assignor will do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, deeds, assignments, transfers, conveyances and assurances as may be reasonably required to evidence further the assignment, transfer, conveyance and delivery of the intangible Assets of Assignor to Assignee, or to aid or assist Assignee in reducing to its possession, title to and possession of the intangible Assets of Assignor to Assignee assigned, transferred, conveyed and delivered hereby.

      The parties hereto have executed this Assignment and Assumption as of the date first written above.

WAVETEL NC LICENSE CORP.                     WAVETEL TN LLC

                                             By:
By:                                          ------------------------------
   --------------------------------          Name:  Michael R. Coltrane
Name:  Michael R. Coltrane                   Title: President
Title: President


WIRELESS ONE OF NORTH CAROLINA, LLC          FIXED WIRELESS HOLDINGS, LLC

By:                                          By:
   --------------------------------             ------------------------------
Name:  Michael R. Coltrane                   Name:  Benjamin G. Wolff
Title: President                             Title: Executive Vice-President

WAVETEL, L.L.C.


By:
   --------------------------------
Name:  Michael R. Coltrane
Title: President


                                  Exhibit B-2

                                    EXHIBIT D
                              FORM OF LEGAL OPINION


                                  [Letterhead]

                            [________________, 200__]

[Fixed Wireless Holdings, LLC]
5808 Lake Washington Blvd. E.
Suite 300
Kirkland, WA  98033

Ladies and Gentlemen:

         This opinion is submitted pursuant to Section 6.3 of the Purchase and Sale Agreement, dated June 6, 2005 ("the Agreement"), by and among Wireless One of North Carolina, L.L.C., a limited liability company organized under the laws of the State of Delaware, Wavetel NC License Corporation, a corporation organized under the laws of the State of Delaware, Wavetel, L.L.C., a limited liability company organized under the laws of the State of Delaware and Wavetel TN, L.L.C., a limited liability company organized under the laws of the State of Delaware (collectively, the "Seller"), and Fixed Wireless Holdings, LLC, a Delaware limited liability company ("Purchaser"). Except as otherwise defined herein, terms that are capitalized have the same definitions as set forth in the Agreement.

         We have acted as special federal telecommunications regulatory counsel to Seller. Our opinion is limited to certain federal telecommunications regulatory matters specifically related to the Communications Act of 1934, as amended (the "Communications Act"), and the FCC Rules and any final judicial interpretations of them (collectively the "FCC Law"). Except where compliance is required by FCC Law, we express no opinion and assume no responsibility as to the applicability of any other federal, or any state, local, foreign, or regional laws or regulations, including, but not limited to, laws governing the organization, authority to transact business, or tax liability of Seller.

         In this limited capacity, and for the purposes of this opinion, we have reviewed the Agreement, our client files and records, the Seller Licenses, responses (if any) received from the FCC to our inquiry to the FCC's Enforcement Bureau with respect to the existence of formal and informal complaints, notices of apparent liability, hearings, investigations, petitions and other proceedings regarding the Seller Licenses or against the Seller, if any, the license database of the FCC's Wireless Telecommunications Bureau and Enforcement Bureau to the extent that such documents have been made available as of [ten Business Days prior to anticipated closing date] (the "FCC Records") as we deemed reasonable and appropriate, and such other documents, records and instruments of Seller as we have deemed reasonable and appropriate to enable us to render this opinion. Although we have acted as special federal telecommunications regulatory counsel in specific telecommunications regulatory matters of Seller, we draw your attention to the fact that we have not undertaken any on-site or other physical inspections of the facilities or the business of Seller or its properties, and with respect to business practices, operations, accounts, personnel or day-to-day affairs, have not independently verified the manner in which the facilities and the business are operated.

         In connection with this opinion as to matters of fact, except as set forth in the previous paragraph, we have not undertaken any independent investigation to verify any such matters. Whenever in this opinion we limit our opinion to "to our knowledge" or "to our knowledge, after due inquiry," our statements are based solely on any information that actually became known to the telecommunications attorneys and paralegals currently employed by this firm who are involved or have been involved in representing Seller in the course of such representation, and a review of the pertinent FCC Records.

         In our review, we have assumed without independent investigation (i) the genuineness of all signatures; (ii) that where any signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such document had authority to do so; (iii) the authenticity of all documents submitted to us as originals; and (iv) the conformity to authentic original documents of all documents submitted to us as certified, conformed, or photostatic copies. We have also assumed, without independent inquiry, that there are no agreements or understandings between or among Seller and other parties other than those disclosed in the Agreement that would expand, modify, or otherwise affect the terms of the Agreement or the rights or obligations thereunder of the parties thereto, and that the Agreement accurately and completely sets forth the agreement of all parties thereto.

         For purposes of this opinion, we have made such examination of the FCC Law as we have deemed necessary. In the course of developing this opinion, we have examined only actions and approvals arising out of, relating to, or taken pursuant to the provisions of the FCC Law. We have not undertaken to determine the existence of any actions, approvals, or proceedings, whether outstanding, pending, or threatened, before persons or entities other than the FCC.

         In this limited capacity and for purposes of this opinion, and, subject to the assumptions and qualifications set forth in this letter, it is our opinion as of the date hereof that:

         1. The Seller Licenses are held by the Seller, are in full force and effect, and are not subject to any conditions outside the ordinary course. To our knowledge, all such Licenses are validly held. Current copies of the Seller Licenses are attached hereto at Exhibit A. "Validly held" as used in this paragraph means that the Seller Licenses have been issued to the Seller through the means of FCC procedures applied in conformity with FCC practice. "Full force and effect" as used in this paragraph means (i) the orders issuing the Seller Licenses have become effective under FCC Law; (ii) the Seller Licenses contain no conditions that would have a material adverse effect on the Seller Licenses except for such conditions imposed generally by the FCC on the holders of licenses such as the Seller Licenses; (iii) no stay of effectiveness of any order granting the Seller Licenses have been issued; and (iv) the Seller Licenses have not expired by their own terms or been invalidated or modified by any action of the FCC.

         2. The FCC has granted its consent to the assignment to Purchaser of the Seller Licenses (the "FCC Approval") without the imposition of conditions outside the ordinary course and such consent is in full force and effect. The FCC consent constitutes all necessary consents, approvals and authorizations required under FCC Law for the assignment of the Seller Licenses to Purchaser.

         3. To our knowledge, after due inquiry, there is no judgment, decree or order of the FCC that has been issued against or in respect of the Seller or the Seller Licenses that would materially impair the Seller Licenses.

         4. To our knowledge, after due inquiry, other than proceedings concerning the BRS/EBS industry generally, there is no notice of violation, proceeding, investigation or other action by or before the FCC, or on appeal from an order of the FCC, pending or threatened against or in respect of the Seller or the Seller Licenses. To our knowledge, Seller has timely filed all reports and paid all fees required to be filed or paid by it in connection with the Seller Licenses.

         5. To our knowledge, no event has occurred with respect to the Seller Licenses which is likely to, or after notice or lapse of time or both would likely result in, the revocation or termination of the Seller Licenses or the imposition of any fine or penalty against the Seller or the [Seller] Licenses.

         6. The FCC Public Notice granting the FCC's consent to the assignment was released on [____________________]. The time within which any party in interest other than the FCC may seek administrative or judicial reconsideration or review has expired. To our knowledge, [of whom would we inquire?] no petition for reconsideration or review of the grant of the FCC's consent has been filed with the FCC or a court with proper jurisdiction. The time within which the FCC may review the consent on its own motion expired on [____________________]. To our knowledge, the FCC did not undertake review of the grant of its consent on its own motion.

         7. The execution and delivery of the Agreement, and the performance by Seller of its obligations thereunder, are in accordance with the terms of and will not violate FCC Law.

         This opinion is given as of the date hereof, and we assume no obligation to notify you of any changes in this opinion as a result of any facts that may come to our attention in the future, nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter occur or come to our attention, or to assess the likelihood or effect of any event, including any proceeding or appeal which hereafter may be initiated by or before the FCC, or any federal or state court or government agency, or any changes in laws, rules, or regulations, or the interpretation of such, which may hereafter occur, or of any material changes in the terms of the transactions contemplated in the Agreement.

         This opinion is intended solely for the benefit of, and may be relied upon only by Purchaser and Seller, in connection with the transaction contemplated by the Agreement. No other person has the right to rely upon it, nor may it be quoted, used, relied upon, redelivered, or referred to by any governmental agency or any other person or entity, without the prior written consent of this firm.

                                            Very truly yours,

                                    EXHIBIT E
                                ESCROW AGREEMENT


      This ESCROW AGREEMENT (this "Agreement") is dated as of ________________, 2005 [Closing Date], by and among Fixed Wireless Holdings, LLC, a Delaware limited liability company ("Purchaser"). Wireless One of North Carolina, L.L.C, a limited liability company organized under the laws of the State of Delaware, Wavetel NC License Corporation, a corporation organized under the laws of the State of Delaware, Wavetel, L.L.C., a limited liability company organized under the laws of the State of Delaware and Wavetel TN, L.L.C., a limited liability company organized under the laws of the State of Delaware (collectively, the "Seller"), and__________________________________________(the "Escrow Agent").

                                    RECITALS:

      A. Seller and Purchaser have entered into that certain Purchase Agreement dated ___________, 2005 ("Purchase Agreement").

      B. Pursuant to Section 6.2(c) of the Purchase Agreement, if, at the Closing, the Consent-Satisfied Leases constitute less than all of the Leases, then Purchaser will deliver an amount (the "Escrow Amount") equal to that portion of the Purchase Price attributed to those Leases (as determined by reference to Exhibit A-2 of the Purchase Agreement) for which necessary Consents remain outstanding ("Outstanding Leases") to the Escrow Agent to be held and disbursed in accordance with the terms of the Purchase Agreement and this Agreement.

      C. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Purchase Agreement.

                                   AGREEMENTS:

      In consideration of the above recitals and of the covenants and agreements contained herein, Purchaser, Seller and the Escrow Agent hereby agree as follows:

                            SECTION 1: ESCROW AMOUNT

      1.1 Delivery. Concurrently herewith, Purchaser is delivering to Escrow Agent the Escrow Amount, which the parties stipulate to be [insert dollar amount], in immediately available funds via wire transfer to an account designated by Escrow Agent.

      1.2 Receipt. The Escrow Agent acknowledges receipt of the Escrow Amount from Purchaser.

                    SECTION 2: DISBURSEMENT OF ESCROW AMOUNT

      The Escrow Agent shall dispose of or distribute the Escrow Amount only in accordance with this Section 2.

      2.1 Disbursement. The following procedure shall govern the application of the Escrow Amount to satisfy the payment of the Purchase Price for the Outstanding Leases. Except as otherwise provided by this Agreement, the term of the escrow (the "Escrow Period") shall be from the date hereof and end on the date that is the third anniversary of the Closing (the "Third Anniversary").

            (a) If during the Escrow Period, Seller obtains the required Consents for the assignment of one or more of the Outstanding Leases to Purchaser, then, in each such instance, Seller shall notify Purchaser and the Escrow Agent of the receipt of such Consent, which notice will identify the particular Outstanding Lease for which consent has been obtained, the amount allocated to such Outstanding Lease as set forth on Schedule A hereto [which shall consist of the Outstanding Leases and their respective amounts, consistent with the amounts set forth for such Leases in Exhibit A-2 of the Purchase Agreement] and will attach a copy of the Consent. Within five (5) business days thereafter, Purchaser and Seller shall deliver to the Escrow Agent joint instructions to disburse the amount of the Purchase Price allocated to such Outstanding Lease to Seller, whereupon the Escrow Agent shall make such disbursement.

            (b) If during the Escrow Period, Seller receives notice from the applicable lessor of an objection to or express rejection of the Consent for the assignment of one or more of the Outstanding Leases to Purchaser, then in such instance Seller shall notify Purchaser and the Escrow Agent of such objection or rejection, which notice will identify the particular Outstanding Lease at issue and will identify whether or not Seller intends to dispute such objection or rejection.

                  (i) If Seller elects not to dispute such objection or rejection, then Seller and Purchaser shall deliver joint instructions to the Escrow Agent within five (5) business days of the notice of objection/rejection delivered by Seller to disburse to Purchaser from the Escrow Amount the amount of the Purchase Price allocated to such Outstanding Lease as set forth on Schedule A hereto, and the Escrow Agent shall make such disbursement. This disbursement shall be a reduction to the Purchase Price and simultaneously therewith Purchaser shall assign back such Outstanding Lease to Seller and the Purchase Agreement shall be of no further force or effect with respect to such Outstanding Lease.

                  (ii) If Seller disputes such objection or rejection by the lessor (the "Dispute"), then the amount of the Purchase Price allocated to such Outstanding Lease as set forth in Schedule A hereto (the "Dispute Amount") shall continue to be held by the Escrow Agent until the earlier of (a) receipt by Escrow Agent of joint instructions from Purchaser and Seller either that the Dispute has been resolved by final settlement of Seller and the lessor or by a final non-appealable court order of a court of competent jurisdiction ("Court Order") in such manner that allows the assignment of such Outstanding Lease to Purchaser as provided in the Purchase Agreement (a "Favorable Resolution") or the Dispute has been resolved by final settlement of Seller and lessor or by a Court Order in such manner that allows the rejection of the assignment to stand (a "Non-Favorable Resolution"), or (b) the conclusion of the Escrow Period. The joint instructions shall direct the Escrow Agent to (1) in the case of a Favorable Resolution, distribute the Dispute Amount to Seller, or (2) in the case of a Non-Favorable Resolution, return the Dispute Amount to Purchaser as a reduction to the Purchase Price, and to the extent such Outstanding Lease has been assigned to Purchaser, Purchaser shall assign such Outstanding Lease back to Seller and the Purchase Agreement shall be of no further force or effect with respect to such Outstanding Lease.

            (c) If any portion of the Escrow Amount continues to be held by the Escrow Agent as of the end of the Escrow Period, then unless the Escrow Agent shall prior to said date receive joint instructions from Purchaser and Seller to the contrary, the Escrow Agent shall within ten (10) business days of conclusion of the Escrow Period, disburse the remaining Escrow Amount, other than any Dispute Amount, to Seller and the Dispute Amount, if any, shall be disbursed to Purchaser. Any such disbursement of a Dispute Amount to Purchaser shall reduce the Purchase Price, and Purchaser shall assign back to Seller any Outstanding Lease(s) for which a Dispute has not had a Favorable Resolution, and the Purchase Agreement shall be of no further force or effect with respect to such Outstanding Lease(s).

      2.2 Joint Instructions. In the event that the Escrow Agent receives joint instructions in writing from Purchaser and Seller, such instructions maybe revoked only (i) if Escrow Agent has not already acted upon such joint instructions and (ii) pursuant to further joint instructions in writing of Purchaser and Seller or a Court Order.

                             SECTION 3: ESCROW AGENT

      3.1 Appointment and Duties. Purchaser and Seller hereby appoint Escrow Agent to serve hereunder, and the Escrow Agent hereby accepts such appointment and agrees to perform all duties which are expressly set forth in this Agreement.

      3.2 Compensation. Compensation will be paid to the Escrow Agent by one-half by Purchaser and one-half by Seller as specified in Schedule A hereto. In the event the activities of the Escrow Agent or the term of this Agreement are restricted or extended as a result of any dispute or court action, pending or otherwise, the fees of the Escrow Agent will continue to accrue pursuant to Schedule A hereto, and the parties hereto agree to pay all such fees promptly when due, regardless of the status of the dispute and/or any court action, pending or otherwise, unless the dispute is occasioned by the Escrow Agent's gross negligence or willful misconduct in performing its specified duties.

      3.3 Indemnification. The Escrow Agent and its officers directors, agents and employees shall be indemnified for and held harmless from any and all claims, regardless of nature, arising out of or because of this Agreement, except as such may arise because of the Escrow Agent's gross negligence or willful misconduct in performing its specified duties as Escrow Agent by the Purchaser and Seller equally. Promptly after the receipt by the Escrow Agent of notice of any claim, the Escrow Agent shall, if a claim in respect thereof is to be made against any of the other parties hereto or against the Escrow Amount, notify Purchaser and Seller in writing. Notwithstanding the foregoing, but provided that such notice shall have been given, the failure by the Escrow Agent to give such notice promptly shall not relieve the parties from any liability which such parties may have to the Escrow Agent hereunder except to the extent the defense of such action is prejudiced thereby. The parties hereto acknowledge and agree that any payment to the Escrow Agent pursuant to this Section 3.3 shall be borne fifty percent (50%) by Purchaser and fifty percent (50%) by Seller.

      3.4 Resignation. The Escrow Agent may resign at any time upon giving the parties hereto thirty (30) days' prior written notice of such resignation to that effect. In such event, the successor shall be such person, firm or corporation as shall be mutually selected by Purchaser and Seller. It is understood and agreed that such resignation shall not be effective until a successor accepts its appointment and agrees to act hereunder; provided, however, if no successor is appointed and acting hereunder within thirty (30) days after such notice is given, the Escrow Agent may deliver, but need not, the Escrow Amount then in escrow into a court of competent jurisdiction. Upon the acceptance in writing of any appointment as Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow Agent's resignation or removal, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Agreement.

      3.5 Counsel. The Escrow Agent may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in reliance upon the advice of such counsel.

      3.6 Legal Actions. The Escrow Agent shall not be required to institute or defend any action or legal process involving any matter referred to herein which in any manner affects it or its duties or liabilities hereunder unless or until requested to do so by the other parties to this Agreement, and then only upon receiving full indemnity in an amount of such character as it shall reasonably require, against any and all claims, liabilities, judgment, reasonable attorney's fees and other reasonable expenses of every kind in relation thereto, except in the case of its own willful misconduct or gross negligence.

                     SECTION 4: LIABILITIES OF ESCROW AGENT

      4.1 Limitations. The Escrow Agent shall be liable only to accept, hold and deliver the Escrow Amount in accordance with the provisions of this Agreement and amendments thereto; provided, however, that the Escrow Agent shall not incur any liability with respect to (a) any action taken or omitted in good faith upon the advice of its counsel given with respect to any questions relating to its duties and responsibilities as Escrow Agent under this Agreement, so long as such action is consistent with the terms of this Agreement, or (b) any action taken or omitted in reliance upon any instrument which the Escrow Agent shall in good faith believe to be genuine (including the execution, the identity or authority of any person executing such instrument, its validity and effectiveness, and the truth and accuracy of any information contained therein), to have been signed by a proper person or persons, and to conform to the provisions of this Agreement. The Escrow Agent shall exercise the same degree of care toward the Escrow Amount as it would exercise toward its own similar property.

      4.2 Collateral Agreements. The Escrow Agent shall not be bound in any way by any contract or agreement between other parties hereto, whether or not it has knowledge of any such contract or agreement or of its terms or conditions.

                             SECTION 5: TERMINATION

      This Agreement shall be terminated (a) upon disbursement or release of the entire or remaining Escrow Amount by the Escrow Agent in accordance with the provisions hereof, (b) by written mutual consent signed by all parties or (c) upon delivery of the Escrow Amount then in escrow into a court of competent jurisdiction in accordance with Section 3.4 hereof. This Agreement shall not be otherwise terminated.

                           SECTION 6: OTHER PROVISIONS

      6.1 Notices. All notices, requests, claims, demands and other communications under this Agreement shall be in writing and shall be deemed given if delivered personally, telecopied (which is confirmed) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):


          If to Purchaser, to:    Fixed Wireless Holdings, LLC
                                  5808 Lake Washington Blvd. N.E.
                                  Suite 300
                                  Kirkland, WA 98033-7353
                                  Attention: Benjamin G. Wolff
                                  Facsimile No.: (425) 828-8061

          With a copy to:         Davis Wright Tremaine LLP
                                  2600 Century Square
                                  1501 Fourth Avenue
                                  Seattle, WA 98101
                                  Attention: Julie Weston
                                  Facsimile No.: (206) 628-7699

          If to Seller:           CT Communications, Inc.
                                  1000 Progress Place, NE
                                  Concord, NC 28025
                                  Attention: David H. Armistead
                                  Facsimile: 704-722-2558

          with a copy to:
                                  Brown Nietert & Kaufman, Chartered
                                  Attention: Robyn G. Nietert
                                  1301 Connecticut Avenue, NW, Suite 450
                                  Washington, DC 20036
                                  Facsimile: 202-223-8685

          If to Escrow Agent:
                                  -------------------------------------------

                                  -------------------------------------------

                                  -------------------------------------------
                                  Attention:
                                            -----------------
                                  Facsimile No.:
                                                -------------

      6.2 Benefit and Assignment. The rights and obligations of each party under this Agreement may not be assigned without the prior written consent of all other parties. Subject to the foregoing sentence, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer upon any Person other than the parties hereto any rights or remedies hereunder.

      6.3 Entire Agreement; Amendment. This Agreement and the Purchase Agreement contain all the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement may be amended or modified only by written agreement executed by Purchaser and Seller, and if the amendment in any way affects the compensation, duties and/or responsibilities of the Escrow Agent, by a duly authorized representative of the Escrow Agent. No waiver of any provision hereof or rights hereunder shall be binding upon a party unless evidenced by a writing signed by such party.

      6.4 Headings. The headings of the sections and subsections of this Agreement are for ease of reference only and do not evidence the intentions of the parties.

      6.5 Governing Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF NEW YORK (WITHOUT REGARD TO THE CHOICE OF LAW PROVISIONS THEREOF).

      6.6 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY IN THE NEGOTIATION, PERFORMANCE OR ENFORCEMENT HEREOF.

      6.7 Counterparts, this Agreement may be signed upon any number of counterparts with the same effect as if the signatures on all counterparts are upon the same instrument.

               [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK
                      SIGNATURES APPEAR ON FOLLOWING PAGE]



      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective duly authorized officers as of the date first above written.

WAVETEL NC LICENSE CORP.                WAVETEL TN LLC




 By:                                    By:
   ----------------------------------      ----------------------------------
   Name:  Michael R. Coltrane           Name:  Michael R. Coltrane
   Title: President                     Title: President



WIRELESS ONE OF NORTH CAROLINA,         FIXED WIRELESS HOLDINGS, LLC
LLC

By:                                     By:
   ----------------------------------      ----------------------------------
Name:  Michael R. Coltrane              Name:  Benjamin G. Wolff
Title: President                        Title: Executive Vice-President

WAVETEL, L.L.C.                         [ESCROW AGENT]


By:                                     By:
   ----------------------------------      ----------------------------------
Name:  Michael R. Coltrane              Name:
Title: President                              -------------------------------
                                        Title:
                                              -------------------------------





                                   SCHEDULE A

                                  Compensation

The annual fee of [Five Hundred Dollars ($500)] for administering this Escrow Agreement is payable in advance at the time of closing and if applicable, will be invoiced each year to the appropriate party(ies) on the anniversary date of the closing of the Escrow Agreement.

Out-of-pocket expenses such as, but not limited to postage, courier, overnight mail, insurance, money wire transfer, long distance telephone charges, facsimile, stationery, travel, legal or accounting, etc., will be billed at cost.

These fees do not include extraordinary services which will be priced according to time and scope of duties. The fees shall be deemed earned in full upon receipt by the Escrow Agent, and no portion shall be refundable for any reason, including without limitation, termination of the Escrow Agreement.

It is acknowledged that the schedule of fees shown above is acceptable for the services mutually agreed upon.